Exhibit 99.2

DPW Holdings, Inc Second Annual Investor Day October 8, 2020

SAFE HARBOR STATEMENT This presentation and other written or oral statements made from time to time by representatives of DPW Holdings, Inc. (somet ime s referred to as “DPW”) contain “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21 E of the Securities Exchange Act of 1934. Forward - looking statements reflect the current view about future events. Statements that are not historical in natu re, such as forecasts for the industry in which we operate, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticip ate s,” “estimates,” “we believe,” “could be,” "future" or the negative of these terms and other words of similar meaning, are forward - looking statements. Such sta tements include, but are not limited to, statements contained in this presentation relating to our business, business strategy, expansion, growth, product s a nd services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward - looking statements are bas ed on management’s current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or express ed. We caution you therefore against relying on any of these forward - looking statements. These risks and uncertainties include those risk factors discussed i n Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10 - K for the fiscal year ended December 31, 2019 (the “2019 Annual Report”) and other information cont ained in subsequently filed current and periodic reports, each of which is available on our website and on the Securities and Exchange Commission’s we bsite ( www.sec.gov ). Any forward - looking statements are qualified in their entirety by reference to the factors discussed in the 2019 Annual Report. Shou ld one or more of these risks or uncertainties materialize (or in certain cases fail to materialize), or should the underlying assumptions prove incorrect, ac tua l results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Important factors that could cause actual results to differ materially from those in the forward looking statements include: a d ecline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; th e ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other pro vid ers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to compl ete customer transactions and capital raising transactions. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us t o p redict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward - looking statements to conform these statements to actual results. All forecasts are provided by management in this presentation and are based on information available to us at this time and m ana gement expects that internal projections and expectations may change over time. In addition, the forecasts are based entirely on management’s best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers a bou t our products.

Second Annual Investor Day Agenda AGENDA Agenda 3 Confidential and Proprietary – DPW Holdings, Inc. • Welcoming remarks and holding company overview presented by Milton “Todd” Ault, III and Will Horne • Gresham Worldwide defense business presented by Jonathan Read and Tim Long • Coolisys Technologies power solutions business and EV Charger developments presented by Amos Kohn • Ault Alliance, Inc. lending, eCommerce, media and investments, presented by Darren Magot • Wrap up with Milton “Todd” Ault, III, Will Horne and Ken Cragun

Overview of our company model and strategy Raise capital to fund growth, increase lending activities and make potential acquisitions Shareholder value expected to increase through growth or strategic transactions Current focus on defense and aerospace, power solutions, lending COMPANY OVERVIEW Holding Company structure and focus Strategy 4 Confidential and Proprietary – DPW Holdings, Inc. • Key business units to operate with more autonomy • Provide the structure to raise, allocate, deploy and manage significant permanent capital • Raise capital to fund growth of subsidiaries • Provide the wherewithal to purchase companies we believe we can operate more effectively than incumbent management • Focus on opportunities with large addressable markets • Gresham Worldwide defense business led by Jonathan Read and Tim Long with announced new board of directors • Coolisys Technologies power solutions business led by Amos Kohn • Ault Alliance, Inc. lending, eCommerce, media and investments, led by Darren Magot

COMPANY OVERVIEW

Breakdown of DPW Holdings, Inc.

→ **What It Is:** DPW is a holding company managed by a team of seasoned Wall Street professionals with over 75 years of cumulative experience in private equity, venture capital and activism

→ **Why DPW Holdings, Inc:** We are a diversified holding company acquiring undervalued assets and disruptive technologies with a global impact

→ **Who We Are:**

- Milton "Todd" Ault III - Chairman and CEO*
- William Horne - Vice Chairman and President*
- Henry Nisser - Director, EVP and General Counsel*
- Kenneth Cragun - Chief Financial Officer
- Darren Magot - Head of Operations
- David Katzoff - Senior VP of Finance
- Joe Spaziano - CTO


DPW Holdings, Inc.
Gresham Worldwide (CEO JR Read)
Coolisys Technologies (CEO Amos Kohn)
Ault Alliance Inc. (CEO Darren Magot)
Microphase Corporation
Gresham Power Electronics Ltd.
Enertec Systems 2001 Ltd.
Digital Power Corporation
Digital Power Lending
Media
Ecommerce
Defense & Aerospace
$930 billion
addressable market
Power Supplies
$25 billion
addressable market
FinTech
$130 billion
addressable market

* Milton, William and Henry comprise the DPW Executive Committee

5

COMPANY OVERVIEW

An overview of DPW's current holdings and strategic goals

Defense	Power Solutions	Financial & Digital
Category: High-reliability technology solutions for defense, medical, telecom	**Category**: Power electronics products	**Category**: Licensed California Finance Lender, eCommerce, media and investments
Strategy: Raise capital to execute on significant backlog. Possible acquisitions.	**Strategy**: Continue providing value added solutions and expand sales and distribution capabilities. Grow new market for EV chargers.	**Strategy**: Fund lending activity and develop FinTech capabilities. Grow eCommerce and digital learning initiatives.
Companies: gresham; Enertec; M/Φ	**Companies/Brands**: Coolisys Technologies Corp; Power+ Power Plus Electronics; Digital Power	**Companies/Initiatives**: Digital Power Lending; Monthly Interest .com; It's Like Fashion

6

Update on MTIX/MLSE backlog COMPANY OVERVIEW 7 Update on MTIX/MLSE backlog • Contract for $48 million, representing 24 MLSE units • Production has been delayed by funding issues • Working with manufacturing partners to resume production • DPW will provide update in December 2020

Corporate Overview October 2020

OVERVIEW Melds 3 established companies into provider of high quality, highly reliable bespoke technology solutions for mission critical applications in defense, medical and telecommunications verticals Builds on strong, long term relationships with “blue chip” customers in defense, aerospace and commercial sectors across the globe Generates revenue from substantial backlog of orders with definite delivery dates for fulfillment of solutions engineered into long life cycle platform programs Emphasizes value - added services and “designed in” custom components/systems to deliver competitive advantage for providers of turnkey platforms and solutions Narrows field of competition with elegant designs and high - quality products that limit exposure to commodity markets and support enhanced operating margins Operates with global footprint with headquarters in Phoenix, AZ, an office in Washington, DC, and design and operations centers in Shelton CT, Salisbury UK, and Karmiel, Israel

BESPOKE TECHNOLOGY SOLUTIONS Solutions Development – Full scope turnkey development of mission critical applications from requirements definition, design, systems engineering, assembly, testing, maintenance & post - delivery support □ Missile launch, guidance, testing and control systems □ Command, Control and Communications applications Custom Design – “Design in” new, innovative components and products for OEMs and Platform □ Multi - purpose defense electronics for harsh environments and high reliability – communications, radar, missile defense, electronic warfare Contract Manufacture – Build to client specs □ Custom designed and manufactured UPS and power conversion for marine applications □ Precision medical testing equipment

ENERTEC SYSTEMS LIMITED A leading designer and manufacturer of multi - purpose turnkey electronic systems for the military market, and a provider of advanced specialized technologies for the medical market □ Military products, solutions, and services include missile defense systems, mission computer products, simulators, command & control systems, and EW power solutions designed to perform in harsh environments and battlefield conditions □ Largest company of its type in Israel, now in JV providing systems to India and other countries □ Medical solutions include precisely calibrated medical artery catheter products used in vascular heart procedure □ Supply power management solutions for use in autonomous vehicles (AVs) Intravascular Catheter

MICROPHASE CORPORATION □ Products include advanced solutions for tactical communications, radar, missile guidance, avionics, and electronic warfare systems for mission critical applications □ Product lines support a wide frequency range, from 1 MHz to 100 GHz □ US DoD secure facility — secret level certified SCIF Designs, develops, and manufactures advanced radio frequency (RF) solutions and millimeter - wave and microwave technologies for US Department of Defense (DoD) and international defense & aerospace OEMs

GRESHAM POWER ELECTRONICS □ Delivers Military Standard (MIL - STD) and application - specific solutions for a wide range of demanding naval power applications □ Equipment in service on virtually all UK Royal Navy submarine and surface fleet □ Naval power systems include: □ Static frequency converters (SFC) □ Transformer rectifier units (TRU) □ Shipboard helicopter starters □ Military grade UPS systems □ Provides custom products for industrial power needs and a full range of medical grade power supplies Designs and manufactures power conversion and distribution equipment for defense, industrial, and medical applications

ORGANIZATIONAL STRUCTURE Gresham Power Electronics Ltd. Microphase Corp. Enertec Systems Ltd.

NEW BRAND » Brand Consolidated Companies as “Gresham Worldwide” □ Strong Name – Solid “feel” □ Different – No other US Company □ Available – Have acquired 50 URLs □ Distinctive Logo – 3 - legged lion » Retain Individual Sub - Brands as Appropriate □ Customer Relationships □ Safety Certifications □ Security Clearances □ Market Recognition » Global Launch □ Update Websites, Social Media, Collateral & Earned Media

CURRENT OPPORTUNITY STREAM 9/30 Backlog & expected orders spread over many customers and extends to 2020 & beyond □ Enertec $ 13.2 MM □ Expansion *1 $ 10.0 MM □ Microphase $ 8.0 MM □ Expansion *2 $ 11.0 MM □ Gresham $ .5 MM Total $42.7 MM Cash for AP will drive bookings to speed backlog growth as orders get fulfilled Enertec – Expansion *1 represents expected order that will nearly double 2020 backlog with existing customers Microphase – Expansion *2 of a current air program nearly doubles unit backlog with orders for existing products – $11MM/ 3yrs Gresham – Expected new program award to more than double 2020 backlog

CUSTOMERS Navy Hellenic Daewoo Shipyard

Gresham Worldwide specializes in designing and manufacturing solutions for mission critical applications. Provides key components to multi - purpose, complex turnkey systems for defense platforms that include UAVs, fighter jets, naval vessels, and missile systems. Defense 80 % Defense and Aerospace Medical 9 % Commercial 11 % ITAR REGISTERED Gresham Worldwide provides innovative, cost - effective, and highly reliable power and wireless communications products for industrial, broadband, and telecommunications markets. Industrial and Telecommunications MARKET DIVERSIFICATION Gresham Worldwide ’ s medical and healthcare products are used to test and certify life - saving and life - sustaining devices. Medical

Washington, DC Phoenix, AZ Salisbury, UK Shelton, CT GLOBAL FOOTPRINT Karmiel, Israel Gresham Worldwide has locations around the globe □ European defense, naval and power solutions and supplies sales through Gresham Power Electronics, located in Salisbury, UK □ Israel defense & aerospace combat solutions and medical technology through Enertec Systems Ltd., located in Karmiel, Israel □ North America defense & aerospace and telecommunication solutions through Microphase Corp., located in Shelton, CT □ US Government & Pentagon relations, located in Washington, DC □ Headquarters for global operations, located in Phoenix, AZ

Broadband Network Power Supply Integrated RF Filter Helicopter Starter Automated Test System Application Examples □ Automated Missile Testing Solutions □ Detector Log Video Amplifiers (DLVAs) UHF RF filters □ Precision Calibration of Heart Catheters □ Modular scalable power solutions up to 100KW □ Rugged designs that conform to defense and industry standards □ Full custom solutions □ Modified standards □ Configurable multiple output solutions □ Custom enclosures, mounting, filtering, cooling fans, etc. □ Soft voltage configuration and customized firmware □ In - house safety testing □ In - house firmware development □ In - house ESS testing □ Wide variety of proven topologies and platforms minimize design - cost and risk CUSTOMIZATION CAPABILITIES All Gresham Worldwide operating units can design custom products to meet specific client needs and niche market requirements

DESIGN COMPETENCIES

Defense

- MIL-STD-461 EMI/EMC compliance
- MIL-STD-704, 1399, 1275 aircraft, shipboard, vehicle power
- MIL-STD-810 shock and vibration, humidity, salt fog, etc.
- RTCA DO-160 commercial aircraft EMI/EMC/harmonics, etc.
- NAVSO P-3641 component selection and screening for navy power supplies
- Wide range of supported temperatures from –56°C to 95°C with 105°C for conduction cooling
- UK design in compliance with relevant European STANAG and UK DEF-STANS
- UK naval supplies usually in compliance with LLOYDS rules

Medical

- Patient contact isolation, two methods of patient protection (2MOPP), and leakage currents (BF and CF) for medical products
- IEC60601-1 2nd, 3rd, and 4th editions
- DoE Energy Efficiency Level VI for power adaptors

ITE

- IEC60950-1 2nd edition

ITAR REGISTERED

Quality management systems & security clearance

- ISO 9001:2015 certified quality management system
- ISO 13485:2016 certified medical quality system
- AS 9100-C manufacturing facility
- ISO/IEC 17025 certified testing facility
- US DoD secure facility – secret level certified
- Class 100,000 clean room
- International Traffic in Arms Regulations (ITAR) certified


Certificate of Approval

Digital Power Corporation


Certificate of Qualification

This is to certify that

Digital Power Corporation

REVENUE TREND Company Confidential – For Internal Use Only All forecasts are provided by management in this presentation for illustrative purposes only and are based on information available to us at this time. Management expects that internal forecasts and expectations may change over time.

REVENUE PROJECTIONS All forecasts are provided by management in this presentation for illustrative purposes only and are based on information available to us at this time. Management expects that internal forecasts and expectations may change over time.

DEFENSE GROWTH CONTINUES US Defense Spending Projected 5 % CAGR Between 2019 - 2024 □ Air Programs to Grow the Most □ Replacing Aging Combat Aircraft (F - 35 , B - 2 ) □ Adding New Unmanned Aerial Vehicles □ Long Sustainment Life Cycle Platforms (B - 1 , Patriot, F - 15 , F - 16 ) International Sales Growing in US, UK and Israel □ US Pressure on NATO Allies to Spend More on Defense □ F - 35 Sales to Japan, South Korea, Israel, Belgium and Poland □ Type 26 Frigates in Canada and Australia □ US FMS and Offset Programs in EU and India Component Market Expected to Grow 8 % in Next 5 Years □ Synergy Among Divisions Will Drive Organic Growth

United States provides support to Israel for purchasing weapons, defense equipment, and military training in the United States 25 Procurement and Manufacturing Know - how Training Quality Assurance Clients transition Gresham Worldwide will make military equipment in the U.S. designed in Israel that the Israeli MOD will purchase through the US FMF program US FOREIGN MILITARY SUPPORT

Signed 3 - way strategic partnership with a leading Israeli defense OEM and leading Indian manufacturer to provide Israeli military solutions for India 26 Procurement and Manufacturing Know - how Training Quality Assurance Clients transition INDIA PARTNERSHIP FOR OFFSET PROJECT The Indian government mandates an offset policy for foreign suppliers to buy back at least 30% of the contract they have made in India

□ 65 – 75 % size and weight reduction □ 35 – 55 % cost reduction □ High gross margin products □ Short commercialization timeline □ Diverse global market □ Market size: $ 18 billion (2022) Build on existing filter technologies to develop chip - scale packaged RF filter solutions for 5G deployment and IoT Wireless Infrastructure Systems Broadcast Systems Land Mobile Radio Systems Microwave Systems GPS Receivers Defense & Aerospace Communication/Radar Systems WiFi Devices CATV/Set - Top Boxes IoT Others RF Filter Miniaturization: Target Markets TELECOM INFRASTRUCTURE & 5 G INITIATIVES

EXECUTIVE TEAM Experienced, Versatile, Proven Jonathan Read, Chief Executive Officer □ Seasoned CEO with experience running Global Business Operations with specific expertise in raising capital, strengthening brands and building businesses Timothy Long, Chief Operating Officer □ Versatile Executive with 40 years experience building businesses large and small with specific expertise in defense and aerospace sectors, operations management, corporate development, strategic communications, business planning, marketing and law David Katzoff, SVP Finance □ Savvy financial engineer with meticulous attention to detail with specific expertise in sound fiscal management, risk mitigation, financial reporting and resource development

RECAP Gresham Worldwide consolidates established firms with solid track record on innovation, elegant design and responsiveness to deliver bespoke technology solutions that meet mission critical needs of defense, medical and industrial markets □ Strong, Enduring Customer Relationships and Substantial Backlog on which to Build □ Global Footprint and Enduring Brands □ Significant Strategic Opportunities for Rapid Growth

Thank You GRESHAM WORLDWIDE THANK YOU Contact: Jonathan Read, CEO 602.617.8888 Tim Long, COO 202.256.6369

Presented by Amos Kohn President & CEO, Coolisys Technologies Corp. Investors Day – October 2020 COOLISYS TECHNOLOGIES CORP. ®

WHAT WE DO

- Develop, design, and manufacture innovative feature-rich power solutions for mission-critical and life-saving applications across diverse industries and commercial markets
- Leverage our well-established 60-year-old subsidiary, **Digital Power Corporation**, to offer revolutionary power technologies for diverse emerging markets
- Pursue growth in core markets, including defense and aerospace, medical and healthcare, industrial, and telecommunications, and pursue entry into emerging electric vehicle and energy storage segments
- Focus on providing highly-reliable power products targeting customers that require innovative technologies and customized solutions
- Obtain competitive advantages to become the definitive choice for our diversified customers



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COOLISYS Technologies Corp.

▪ Design and manufacture comprehensive classified and non - classified power products for tactical deployments warfare environments for defense and aerospace customers worldwide ▪ Specialize in engineering solutions from concept to manufacturing for medical and healthcare, defense and aerospace, and other commercial markets ▪ Provide products with industry leading power efficiency and advanced power management customized for use in telecommunication and industrial applications ▪ Provide high - end products and technologies for emerging markets, including electrical vehicle charging products and energy storage systems CORE COMPETENCIES Co oli s ys T e chnologi e s in f or m ation m ay not be r e printed w ithout prior w ritt en pe r m i s s ion from C ooli s ys T e chnologi e s

Digital Power Corporation Power - Plus Electronics For more than 60 years, a worldwide leader in providing innovative, durable, and reliable customized advanced power solutions for a diverse range of applications in defense and aerospace, medical, industrial, telecommunications, and automotive markets COOLISYS ORGANIZATION STRUCTURE Co oli s ys T e chnologi e s in f or m ation m ay not be r e printed w ithout prior w ritt en pe r m i s s ion from C ooli s ys T e chnologi e s A brand division of Digital Power

Digital Power Corporation Power - Plus Electronics A brand group of Digital Power DIVISION PORTFOLIOS Co oli s ys T e chnologi e s in f or m ation m ay not be r e printed w ithout prior w ritt en pe r m i s s ion from C ooli s ys T e chnologi e s An innovative leader that designs and manufactures cutting - edge, scalable, very highly - efficient, and high - grade standard and custom power products for use in the most demanding applications in diversified industries A branded division of Digital Power, specializes in comprehensive value - added and modified - standard power solutions with an enormous range of configurations and functions to support customers ’ unique requirements

CUSTOMIZED DESIGN CAPABILITIES

Digital Power subsidiary provides world-class solutions to meet specific customer needs

Product solutions

- Rugged designs that conform to defense and industrial standards
- Full-custom design and modified standard solutions
- Advanced high-efficiency, high-density product lines
- Provide full range of Level 2 and level 3 fast EV chargers

Design and development

- Electrical and mechanical design
- Soft voltage configuration and customized firmware design
- In-house safety certifications
- In-house environmental stress screening
- Proven topologies for fast implementation and minimized design costs

Application examples

- Broadband fiber optic network solutions
- Azimuth position systems for tactical warfare
- Medical high energy pulsed-laser systems
- Modular and scalable radar power solutions
- Life-sustaining versatile portable oxygen concentrators

Product Examples


Data-center front-end power system


Military-grade scalable power system


Jetfighter airborne PSU


Combat gyro stabilizer


High-efficiency High-density


Broadband network PSU


High-energy laser driver


2-plug fast EV charger

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VALUE-ADDED CAPABILITIES

Power +
A brand division of Digital Power

Power-Plus brand division specializes in designing and manufacturing a wide variety of value-added plug-and-play power solutions

Value added product lines include

- AC-DC power switchers and DC-DC power converters
- Scalable and redundant power systems with customized form-factors and interfaces
- Electromagnetic filtering and magnetics solutions
- Intelligent fan trays and cooling solutions
- Battery chargers and UPS systems
- Custom and standard AC-AC and DC-DC power cords

Engineering and design services

- Value-added power solutions
- PCB layout and testing
- Custom configuration
- Electrical and mechanical design and manufacturing
- Build to print services
- Rugged products for harsh environments

Product distribution

- More than 80 product lines

Product Examples


Dentistry sandblasting and grinding containment


Hot-swappable, hot-pluggable power module


Low profile intelligent power chassis


High voltage AC-DC switcher


High power, multi-output for semiconductor fab


Scalable multi-channel variable output system

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COOLISYS Technologies Corp.

DESIGN COMPETENCIES & CERTIFICATIONS

Medical and Healthcare

- Patient contact isolation, two methods of patient protection (2MOPP), and leakage currents (BF and CF) for medical products
- DoE Energy Efficiency Level VI for power adaptors
- IEC60601-1 2nd , 3rd, and 4th editions

Information Technology Equipment (ITE) and Audio Video (AV) Equipment

- IEC 62368-1

Defense and Aerospace

- MIL-STD-461 EMI/EMC electromagnetic interference and electromagnetic compatibility
- MIL-STD-704, 1399, 1275 aircraft, shipboard, vehicle power
- MIL-STD-810 shock and vibration, humidity, salt fog, etc.
- NAVSO P-3641 component selection and screening for navy power supplies
- Wide range of supported temperatures from –56°C to 95°C

ITAR Registered
International Traffic in Arms Regulations

Quality management system certifications and registrations

- ISO 9001:2015 certified quality management system
- ISO 13485:2016 certified medical quality system
- AS 9100D certified aerospace quality management system
- ISO 17025 certified for testing and calibration laboratory
- International Traffic in Arms Regulations (ITAR) - certified


CERTIFICATE
Digital Power


Certificate of Approval
Digital Power Corporation


Certificate of Qualification

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COOLISYS Technologies Corp.

www
COOLISYS
Technologies Inc
idea
45% is SALE!
TEAM
internet

OUR MARKETS

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COOLISYS Technologies Corp.

MARKET DIVERSIFICATION



Defense
Medical
Industrial, Telecom, Automotive
Defense Aerospace 18%
Medical Healthcare 28%
Industrial Telecommunications 54%
ITAR REGISTERED
DEPARTMENT OF STATE
UNITED STATES OF AMERICA

Defense - Aerospace

Coolisys specializes in designing and manufacturing a wide range of rugged power solutions for mission critical applications. These multi-purpose power solutions are used in combat and non-combat implementations and deployments

Medical - Healthcare

Coolisys medical and healthcare products are used in OEM life-saving and life-sustaining medical solutions. Our medical power products comply with rigorous medical safety and FDA requirements and are tailored for specific applications

Industrial Telecommunications

Coolisys provides revolutionary highly efficient and highly reliable products for the industrial telecommunications and, most recently, automotive markets. Our intelligent power management technology can be customized for specific customer applications

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COOLISYS Technologies Corp.

APPLICATION EXAMPLES

Telecommunications

- Wireless infrastructure base stations
- Cryptocurrency mining technology
- Cloud computing data centers
- Switches and routers
- Broadband networks
- Broadcast systems



Industrial

- Semiconductor manufacturing equipment
- Laboratory and diagnostic instruments
- Turbomachinery control solutions
- Packaging equipment
- Industrial printers
- Laser drivers



Defense and Aerospace

- Classified customized power distribution system for special-forces vehicles
- Gyro positioning and navigation systems
- Tactical network and communication systems
- Mobile and ground communications
- Combat and airborne power supplies
- Naval power conversion solutions



Medical and Healthcare

- Dialysis, endoscopy, surgical equipment
- Ventilators and oxygen concentrators
- Imaging and dispensing equipment
- Laser instrument for beauty dental and surgical treatments
- Powering electronic hospital beds



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CUSTOMERS: DEFENSE AND AEROSPACE

משרד הביטחון
MINISTRY OF DEFENCE

LOCKHEED MARTIN
Rockwell Collins
L3
STARK AEROSPACE

Dawn VME Products
GENERAL DYNAMICS
Raytheon
PacStar
IAI

THALES
HARRIS
NAWC
SDM & Associates, Inc.
RAFAEL

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COOLISYS Technologies Corp.

CUSTOMERS: MEDICAL & HEALTHCARE, INDUSTRIAL, TELECOMMUNICATIONS

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COOLISYS Technologies Corp.

Milpitas, CA Sonora, CA Headquarter s located in Milpitas, CA Facilities ▪ Digital Power Corporation located in Milpitas, CA ▪ Power - Plus Electronics located in Sonora, CA ▪ Contrac t manufacturing and technology partner s located in the US, China, T aiwan and Israel LOCATION S AND FUNCTION S Co oli s ys T e chnologi e s in f or m ation m ay not be r e printed w ithout prior w ritt en pe r m i s s ion from C ooli s ys T e chnologi e s Sales Channels ▪ Regional sales managers (RSMs) and key account managers focused on vertical markets ▪ Manufacturing representatives in various territories ▪ Power focused distributors and catalog distributors ▪ Value - added resellers (VARs)

GROWTH INITIATIVES 12 Co oli s ys T e chnologi e s in f or m ation m ay not be r e printed w ithout prior w ritt en pe r m i s s ion from C ooli s ys T e chnologi e s ▪ Electrical Vehicles (EV) Charging Infrastructure ▪ Energy Storage Systems EXPANDING PRODUCT AND SERVICES TO EMERGING MARKES

▪ Coolisys EV charging product lines are poised to meet the demand generated by rapid world - wide adoption of electric vehicles for consumer and commercial use ▪ Product lines offer a wide range o f solution s, including level 2 AC chargers ( 240 V AC) ideal fit fo r residential and commercial us e and l evel 3 DC fast chargers ( 480 V D C o r higher ) suited fo r commercial use ▪ Innovative charging products support ful l charging fo r EVs with a 150 - mile range batter y in jus t 3 0 minutes ▪ Power rectifiers modules are intended for wide adoption in EV charging stations and are designed to set industry best practices and standards ▪ Products support the J 1772 , CHAdeMO, and CCS connection standards and charging plugs. For Tesla with appropriate charging adaptor ▪ The EV charging station market is projected to reach $ 27.7 billion by 2027 from an estimated $ 2.5 billion in 2019 , a compound annual growth rate (CAGR) of 34.7%* EV CHARGING INFRASTRUCTURE * Source: https://www.marketsandmarkets.com/Market - Reports/electric - vehicle - supply - equipment - market - 89574213 .html#:~:text=charging% 20 stations% 20 market% 3 F - ,The% 20 electric% 20 vehicle% 20 charging% 20 stations% 20 market% 20 is% 20 projected% 20 to% 20 reach, 34.7% 25% 20 during% 20 the% 20 forecast% 20 period. Co oli s ys T e chnologi e s in f or m ation m ay not be r e printed w ithout prior w ritt en pe r m i s s ion from C ooli s ys T e chnologi e s

AC Series Wall Mounted / Floor Standing ▪ CEVCAC - 7 KW 240 Vx 1 / 32 Amp ▪ CTEVBC - 22 KW 240 Vx 3 / 32 Amp ▪ CTEVBC - 42 KW 240 Vx 3 / 32 Amp DC Series - Fast charging system Floor Standing ▪ CEVCDC - 60 KW 480 V/ 96 Amp 1 Plug ▪ CEVCDC - 80 KW 480 V/ 130 Amp 1 / 2 Plugs ▪ CEVCDC - 120 KW 480 V/ 250 Amp 2 Plugs ▪ CEVCDC - 160 KW 480 V/ 258 Amp 2 / 4 Plugs ▪ CEVCDC - 180 KW 480 V/ 290 Amp 2 Plugs ▪ CEVCDC - 240 KW 480 V/ 388 Amp 4 Plugs ▪ CEVCDC - 320 KW 480 V/ 486 Amp 4 Plugs COOLISYS EV CHARGER SERIES Co oli s ys T e chnologi e s in f or m ation m ay not be r e printed w ithout prior w ritt en pe r m i s s ion from C ooli s ys T e chnologi e s 16 Hybrid AC/DC charging system Floor Standing ▪ CEVHYD - 80KW 240/480V/130Amp 3 Plugs Level - 2 AC Charger Power Rectifier Module for EV Charger Level - 3 DC Fast Charger

COOLISYS TARGETED MARKETS AND PRODUCT/SERVICES

Coolisys market segments

- Residential: Level 2 charging
- Commercial:
  - Level 2 (higher power)
  - Level 3 DC fast charging
- B2B sub-markets:
  - Auto dealerships/auto OEMs
  - Multi-unit residences
  - Retailers (multi-location/big box)
  - Businesses–Larger employers
  - Parking services and facilities
  - Local municipalities/districts/colleges
  - Government facilities

Coolisys targeted product markets

- Charging stations
- Power rectifiers–Fit all models and power ranges
- EV chargers–Parts and repair services

Coolisys exclusive markets

- North America
  - USA
  - Canada

Coolisys non-exclusive markets

- EMEA
- APAC



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COOLISYS Technologies Corp.

EV CHARGING PLUG TYPES

Coolisys provides four types of charging plugs:


J1772
CHAdeMO
CCS (Type 1)
Tesla
Level 2 (slow)
DC Fast Chargers (aka Level 3)


J1772


CHAdeMO


CCS Combo


Tesla

- The SAE J1772 is a North American standard for electric vehicles. It used widely for Level 1 and Level 2 charging and for hybrid electric vehicles
- The CHAdeMO (abbreviation of "CHArge de Move") is supported by Honda, Nissan, Mitsubishi, Toyota, Kia, Subaru and others
- Combined Charging System ("CCS") capable AC or DC charging. Car manufactures that support CCS include: Ford, General Motors, BMW, Volkswagen, Audi, Volvo, Jaguar and others
- Tesla Charger is used solely by Tesla vehicles. It require charging adaptor for use other EV

21
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COOLISYS Technologies Corp.

EV CHARGING TIME


Level 1
8-20+ Hours
Level 2
3-8 Hours
DC Fast Charge
30 Minutes

- Level 1–Provides 2 to 5 miles of range per 1 hour of charging through a standard household 120V AC outlet and is adequate for most daily commuters.
- Level 2– Provides 10 to 20 miles of range per 1 hour of charging through a 240V AC (household or commercial) outlet.
- DC Fast-Charge (Level 3)–Provides 125 to 150 miles of range per 30 minutes of charging. The EV charger requires three-phase input and the EV must have DC fast-charging capability.

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Coolisys Technologies information may not be reprinted without prior written permission from Coolisys Technologies

51 Co oli s ys T e chnologi e s in f or m ation m ay not be r e printed w ithout prior w ritt en pe r m i s s ion from C ooli s ys T e chnologi e s COOLISYS ENERGY STORAGE SYSTEM (ESS) ▪ A comprehensive solution that includes inverters, battery packs, controls, and safety features ▪ Provides the power capacity to support customers for self supply and backup ▪ Provides energy storage technology for both residential and commercial users

COOLISYS ENERGY STORAGE SYSTEM (ESS)

- Coolisys ESS provides all the power requirements for essential electrical circuits to produce enough energy for several days without other sources of electricity
- The stored energy can be used on demand based on the available capacity of energy generated from solar or other energy sources when needed
- The ESS controller automatically optimizes energy consumption for optimum operation rates
- The ESS produces and uses energy stored from solar, even when net-metering or feed-in is not an option


Service Drop
Solar Panels
UP TO 6.5KW DC FROM PV
UP TO 5.5KW W/O GRID
Meter
Essential Load
Nonessential Load
PV
Grid
Battery

The global advanced energy storage system market size was $145 billion in 2018 and is projected to reach more than $211 billion by the end of 2026, for a CAGR of 4.82% in the forecast period

Source: https://www.fortunebusinessinsights.com/industry-reports/advanced-energy-storage-system-market-100817

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Coolisys Technologies information may not be reprinted without prior written permission from Coolisys Technologies

COOLISYS Technologies Corp.

COOLISYS ENERGY STORAGE SYSTEM BENEFITS AND FEATURES

Coolisys ESS benefits include:

- Consistent and reliable delivery of electricity during grid interruptions
- Improved stability and reliability of renewable (green) energy harvesting
- Renewable energy generation
- Additional utility cost reduction



5kWh
Wall-mounted
Battery Pack



9.6kWh/12kWh
Floor standing
Battery Pack

Features include:

- AC or DC coupled with solar systems to allow continuous use during utility outages
- Output power: 5.5kW off-grid and 7kW on-grid
- Storage capacity: 9.6kWh – 12kWh
- Battery chemistry: LiFePO4 or Lithium-ion for high temperatures and longer life span
- Supports a wide range of applications, including off-grid, self-consumption, net-metering, backup, and time-of-use optimization
- Programmable monitoring and control operations



5.5kW/7kW
Hybrid Inverter

1
Coolisys Technologies information may not be reprinted without prior written permission from Coolisys Technologies

FINANCIAL PROJECTIONS

Coolisys Technologies information may not be reprinted without prior written permission from Coolisys Technologies

COOLISYS Technologies Corp.

4 - YEAR PROJECTIONS PLAN (In $1,000) Co oli s ys T e chnologi e s in f or m ation m ay not be r e printed w ithout prior w ritt en pe r m i s s ion from C ooli s ys T e chnologi e s $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 2020 2021 2022 2023 Traditional market Emerging market Net Income (loss) All forecasts are provided by management in this presentation for illustrative purposes only and are based on information available to us at this time. Management expects that internal forecasts and expectations may change over time.

COMPANY AT A GLANCE ▪ Outstanding power technolog ies for diversified industries and applications ▪ Emphasis on fully customized, value - added, and modified - standard products for specific customer applications ▪ Highly reliable power products that comply with applicable safety standards ▪ Expanding into emerging markets ▪ More than 60 years as a worldwide leader in providing advanced - power solutions for the most demanding applications THAN K YOU Amos Kohn President & CEO Co oli s ys T e chnologi e s in f or m ation m ay not be r e printed w ithout prior w ritt en pe r m i s s ion from C ooli s ys T e chnologi e s

DPW Holdings, Inc Ault Alliance, Inc Investor Day 2020 - October

Ault Alliance Inc. (Initiatives) Fintech Lending Online Education and Training Ecommerce Marketplace Investments Companies Empowered by Digital 58 Everything Ault Alliance does is focused on digital solutions. Our team incubates and manages the development of near - term venture investments with the goal of ensuring revenue growth and diversification of risk. Shared resources team: The Ault Alliance team is a small experienced tactical group that supports each company with digital platform services around their operating businesses or investments. Confidential and Proprietary – DPW Holdings, Inc.

• On November 30 , 2016 , Digital Power Lending was formed, a wholly - owned subsidiary. • DP Lending provides commercial loans to companies throughout the United States to provide them with operating capital to finance the growth of their businesses. • DP Lending holds a $ 10 Million + Convertible loan into MTIX/AVLP Avalanche International • The company maintains a lending portfolio of approximately $ 20 Million (a portion of which includes intercompany loans) • California Finance Lending License # 60 DBO - 77905 . Fintech Lending Lending 59 Confidential and Proprietary – DPW Holdings, Inc.

Online Education and Training Ready Set Learn! Confidential and Proprietary – DPW Holdings, Inc. • We have entered the Digital training market space in 2020 • Online courses and ongoing training • Evergreen subscription services • High - margin, recurring revenue offerings • Products have been in development for the past 24 months • $ 200 + billion market (per Global Market Insights) • We are generating revenue starting in Q 4 2020 • Look for this revenue to ramp up in 2021

• www.ItsLikeFashion.com • Ecommerce platform • Channel partner network • High - margin solution • Social media influencer promotions • $ 525 billion market (per Statistica ) • Q 4 revenue growing into 2021 eCommerce Marketplace eCommerce Confidential and Proprietary – DPW Holdings, Inc.

ALT ALLIANCE, INC.

Strategic Investments


BIOTECH
STAT

Biotech

Category: Developing two treatments for Alzheimer's

Background: Alzheimer's Disease is the 6th leading cause of the death in the U. S. Alzamend Neuro is dedicated to researching, developing, and commercializing treatment for Alzheimer's and bringing two patented therapeutics into the clinical and commercialization stages.

Company:

Alzamend



Healthcare

Category: Medical products for bodily fluid analysis

Background: Innovative technology and healthcare tools bringing the point of care closer to the patient related to bodily fluid analyses including blood analysis and male fertility testing.

Company:

SANDSTONE DIAGNOSTICS, INC.



Materials Science

Category: Revolutionary technology for Textiles

Background: We have a $10 Million loan to MTIX (AVLP). Advanced textile processing using Multiplexed Laser Surface Enhancement. Treats textiles in a cost effective and environmentally sustainable manner. Impact: 99% less energy consumed, 95% reduced chemical usage and 75% less water consumption.

Company: MTIX INTERNATIONAL



Real Estate

Category: Luxury Hotel development in NYC

Background: Development of a 5-Star ultra luxury hotel operated by a group who are very well known and successful in the real estate and hospitality business. Located in the in the charming and highly sought- after, landmarked Northern TriBeCa district.

Company:

456 LUX HOTEL

Confidential and Proprietary - DPW Holdings, Inc.
62

• eCommerce – It ’ s Like Fashion – generating revenue in Q 4 2020 and expect growth throughout 2021 • Real estate: data center, warehouse, commercial, etc. • Lending and referral services • Digital training and licensing Recap Key areas for future revenue growth Confidential and Proprietary – DPW Holdings, Inc.

Thank you! Comments/Questions? October 2020

Recap and outlook for DPW WRAP UP DISCUSSION 65 Recap and outlook • Focused on three key businesses o Defense o Power solutions o Lending/digital • We have seen progress on our defense business • Exciting prospects for EV chargers with Coolisys • Growth opportunities in lending, eCommerce and digital • With COVID - 19 issues, we discontinued restaurant operations • We expect to make 2 - 4 acquisitions over the next three quarters • We continue to focus on revenue growth and improved bottom - line results

Thank you! Comments/Questions? October 8, 2020